Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mayor’s Jewelers, Inc. (the “Company”) on Form 10-Q for the transition period from February 3, 2002 to March 30, 2002 and November 3, 2002 to January 4, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas A. Andruskevich, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2003

/s/ Thomas A. Andruskevich

Thomas A. Andruskevich
Chief Executive Officer

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